   As filed with the Securities and Exchange Commission on September 25, 1998
                                                   Registration No. 333-17519

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                         Post Effective Amendment No. 1

                                       To

                                    Form S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                 ---------------

                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)

       Delaware                                       77-0204341
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

                            2770 San Tomas Expressway
                          Santa Clara, California 95051
                                 (408) 980-5400
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 Terry N. Holdt
                      President and Chief Executive Officer
                                 S3 INCORPORATED
                            2770 San Tomas Expressway
                          Santa Clara, California 95051
                                 (408) 980-5400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                                 JORGE DEL CALVO
                                 STANTON D. WONG
                                KAREN A. DEMPSEY
                          PILLSBURY MADISON & SUTRO LLP
                                  P.O. Box 7880
                         San Francisco, California 94120

                                 ---------------

     S3 Incorporated (the "Registrant") is filing this post effective amendment to Registration Statement to withdraw from registration $4,550,000 in aggregate principal amount of 5-3/4% Convertible Subordinated Notes due 2003 ("Notes") issued under an Indenture, dated as of September 12, 1996, between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee and an indeterminate number of shares of the Registrant's $.0001 par value common stock ("Shares") issuable upon conversion of such Notes. The Registrant initially registered $103,500,000 in aggregate principal amount of the Notes and an indeterminate number of Shares pursuant to this Registration Statement on Form S-3 filed with the Securities and Exchange Commission on December 9, 1996 and declared effective on February 7, 1997.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Santa Clara on September 25, 1998.

                                        S3 INCORPORATED



                                              /s/  TERRY N. HOLDT
                                        --------------------------------
                                        Terry N. Holdt
                                        President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)


     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


       Signature                               Title                                   Date
       ---------                               -----                                   ----


    /s/ TERRY N. HOLDT
----------------------------       President, Chief Executive Officer           September 25, 1998
        Terry N. Holdt             (Principal Executive Officer) and
                                   Director



   /s/ WALTER D. AMARAL            Senior Vice President and Chief Finan-       September 25, 1998
----------------------------       cial Officer (Principal Financial
       Walter D. Amaral            Officer and Principal Accounting
                                   Officer)



   /s/ RONALD T. YARA              Director                                     September 25, 1998
----------------------------
       Ronald T. Yara



  /s/ CARMELO J. SANTORO           Director                                     September 25, 1998
----------------------------
  Carmelo J. Santoro, Ph.D.



----------------------------       Director                                     September __, 1998
     John C. Colligan



      /s/ ROBERT P. LEE            Director                                     September 25, 1998
----------------------------
    Robert P. Lee, Ph.D.
